Exhibit 10.2 PURSUANT TO ITEM 601(b)(10)(iv) OF REGULATION S-K, THIS EXHIBIT OMITS CERTAIN INFORMATION, IDENTIFIED BY [***], THAT IS NOT MATERIAL AND THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. GUARANTY AGREEMENT Dated as of August 27, 2025 ENTRA1 Energy LLC (“ENTRA1”) Email: [***] All: 1. Reference is made to that certain Partnership Milestones Agreement, dated as of August 27, 2025, by and between NuScale Power, LLC (“Company”) and ENTRA1 (the “Agreement”). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement. NuScale Power Corporation (“Parent”) is the parent of Company and acknowledges that it will derive substantial direct and/or indirect benefit from the transactions contemplated by the Agreement. The Parent agrees to the guaranty and other obligations set out in this Guaranty Agreement (“Guaranty”). 2. Parent hereby unconditionally, absolutely, and irrevocably guarantees to ENTRA1: (i) that if for any reason Company fails to pay any payments due under the Agreement within thirty (30) days of such payment’s due date or to fully and promptly perform any obligation imposed upon Company under the Agreement, Parent will, within five (5) calendar days of written notice (email shall suffice) from ENTRA1 of such failure, pay or perform (or cause to be paid or to be performed) such amount or obligation, and (ii) the payment and/or reimbursement for all costs, charges, and expenses (including but not limited to reasonable and documented attorneys’ fees and expenses) incurred in enforcing ENTRA1’s rights under this Guaranty ((i) and (ii) collectively, the “Guaranteed Obligations”). Any amounts paid by Parent shall be made in freely transferable United States currency. 3. This Guaranty is one of payment and performance (and not of collection) of the Guaranteed Obligations and shall apply regardless of whether recovery under the Agreement may be or become discharged or uncollectible in any bankruptcy, insolvency or other proceeding. Parent hereby acknowledges that it is liable for the Guaranteed Obligations as a primary obligor. Parent hereby irrevocably agrees that ENTRA1 has the right to require Parent to pay, comply, and satisfy its obligations and liabilities under this Guaranty and that ENTRA1 shall have the right to proceed immediately against Parent directly without being required to recover payment or performance first from Company or any other party, and ENTRA1 shall not be required to first sue under the Agreement or demonstrate that ENTRA1 has exercised or exhausted (to any degree) ENTRA1’s other rights and remedies in respect of the Agreement. 4. ENTRA1 acknowledges and agrees that Parent’s liability is limited to the Guaranteed Obligations and that it shall have no recourse in any way against anyone other than Parent and the Company for the Guaranteed Obligations, including, without limitation, any of Parent’s other affiliates or any of Parent’s or their past, present or future, direct or indirect members, partners, shareholders, officers, directors, agents or employees.

- 2 - 5. Parent hereby waives: (i) presentment, demand for payment, protest, proof of nonpayment or default by Company, notice of default or non-payment under the Agreement; (ii) any defense based upon any right of setoff or counterclaim that Parent may have against ENTRA1; (iii) any and all suretyship defenses; (iv) any and all defenses arising out of bankruptcy, insolvency, dissolution or liquidation of Company; (v) the lack of validity or enforceability of the Agreement, or the severance of any provision thereof, or any other documents executed in connection with the Agreement; and (vi) any and all defenses relating to any restructuring, merger, termination or other change of the corporate structure or existence of Company, Parent, or their affiliates. 6. ENTRA1 may, at any time, whether before or after termination of this Guaranty, and from time to time without notice to or consent of Parent and without impairing or releasing the obligations of Parent hereunder: (i) make any change in the terms of the Agreement, including, but not limited to, amending, modifying, changing, or increasing the Guaranteed Obligations; (ii) take or fail to take any action of any kind in respect of any security for the Agreement; (iii) exercise or refrain from exercising any rights against Company or others in respect of the Agreement, including pursuing any remedies against Company; (iv) compromise or subordinate the Agreement, including any security therefor; or (v) apply any sums received to any indebtedness for which Company is liable under the Agreement. 7. This Guaranty is a continuing guaranty and shall: (i) remain in full force and effect until all of the Guaranteed Obligations have been satisfied; (ii) consistent with the terms hereof, apply to all Guaranteed Obligations whenever arising; (iii) be binding upon the Parent, its successors and permitted assigns; and (iv) inure to the benefit of, and be enforceable by, ENTRA1 and its successors, endorsees, and assignees. It is understood and agreed, however, that notwithstanding any termination of this Guaranty or satisfaction of all Guaranteed Obligations, this Guaranty shall continue in full force and effect with respect to all obligations under the Agreement arising prior to the effective date of such termination. Parent further agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any obligation under the Agreement is rescinded or must otherwise be restored or returned due to bankruptcy or insolvency laws. 8. The failure of ENTRA1 to enforce any of the provisions of this Guaranty at any time or for any period of time shall not be construed to be a waiver of any such provision or the right thereafter to enforce the same. All remedies of ENTRA1 shall be cumulative. 9. Parent may not assign its rights nor delegate its obligations under this Guaranty, in whole or in part, without the prior written consent of ENTRA1, and any purported assignment or delegation absent such consent is void, except for an assignment to a partnership, corporation, trust, or other organization in whatever form that succeeds to all or substantially all of Parent’s assets and business and that assumes such obligations by contract, operation of law, or otherwise. This Guaranty is the entire and only agreement between Parent and ENTRA1 with respect to the guarantee of Guaranteed Obligations by Parent. All representations, warranties, agreements, or undertakings heretofore or contemporaneously made, which are not set forth herein, are superseded hereby. The terms and provisions hereof may not be waived, altered, modified, or amended except in a writing executed by Parent and a duly authorized officer of ENTRA1. 10. All notices and communications to Parent under this Guaranty, until ENTRA1 is notified to the contrary in writing, shall be sent by email to Parent to: [***], [***], and [***]. 11. All notices and communications to ENTRA1 under this Guaranty, until Parent is notified to the contrary in writing, shall be sent by email to: [***].

- 3 - 12. This Guaranty shall be governed by the laws of the state of New York without regard to its conflicts of law principles other than Sections 5-1401 and 5-1402 of the New York General Obligations Law. The parties irrevocably submit to the jurisdiction of the state and federal courts of New York, New York located in the City of New York, Borough of Manhattan, with regard to any dispute arising out of or in any way related to this Guaranty. Any final judgment (after appeal or expiration of time for appeal) entered by such courts shall be conclusive and binding upon the parties and may be enforced in the courts or any other jurisdiction to the fullest extent permitted by law. EACH PARTY VOLUNTARILY AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR IN ANY WAY RELATED TO THIS GUARANTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS GUARANTY. ENTRA1 IS HEREBY AUTHORIZED TO FILE A COPY OF THIS GUARANTY (OR THE PROVISIONS OF THIS SECTION) IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER. 13. This Guaranty may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document. A signed copy of this Guaranty delivered by e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Guaranty. [signature page follows]

Signature Page – Guaranty Agreement Very truly yours, NuScale Power Corporation By: /s/ John L. Hopkins Name: John L. Hopkins Title: President & CEO ACKNOWLEDGED AND AGREED BY: ENTRA1 ENERGY LLC By: [***] Name: [***] Title: [***] NUSCALE POWER, LLC By: /s/ John L. Hopkins Name: John L. Hopkins Title: President & CEO